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                                                                EXHIBIT NO. (24)

                               POWERS OF ATTORNEY
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                               POWER OF ATTORNEY
             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                     MARKET VALUE ADJUSTED ANNUITY CONTRACT

    Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date August 15, 1995

                                                   /s/ G. CRAIG WHITEHEAD

                                           -------------------------------------
                                                    G. Craig Whitehead
                                             SENIOR VICE PRESIDENT, ASSISTANT
                                                VICE PRESIDENT AND DIRECTOR
                                            Glenbrook Life and Annuity Company
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                               POWER OF ATTORNEY
             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                     MARKET VALUE ADJUSTED ANNUITY CONTRACT

    Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

Date 8/15/95

                                                   /s/ MARLA G. FRIEDMAN

                                           -------------------------------------
                                                     Marla G. Friedman
                                                PRESIDENT, COO AND DIRECTOR
                                            GLENBROOK LIFE AND ANNUITY COMPANY